UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 3, 2024
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California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center
Suite 1500
Long Beach
California	90831
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On May 7, 2024, California Resources Corporation (the “Company”) issued a press release announcing its financial condition and results of operations for the three months ended March 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K, and is incorporated herein by reference.
The information contained in this Item 2.02 and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	The Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on May 3, 2024.

(b)	The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Exchange Act, and the final number of votes cast for, against or withheld, abstentions and broker non-votes for each matter are set forth below:

	1.	The nine director nominees named in the Company’s proxy statement were elected with the following votes:

		Nominee	For	Withheld	Broker Non-Votes
		Andrew Bremner	61,868,887	569,099	2,164,021
		Tiffany (TJ) Thom Cepak	58,341,420	4,096,566	2,164,021
		James N. Chapman	61,710,392	727,594	2,164,021
		Christian S. Kendall	62,174,414	263,572	2,164,021
		Francisco J. Leon	62,160,707	277,279	2,164,021
		Mark A. (Mac) McFarland	62,107,783	330,203	2,164,021
		Nicole Neeman Brady	61,865,735	572,251	2,164,021
		William B. Roby	61,682,612	755,374	2,164,021
		Alejandra (Ale) Veltmann	61,791,752	646,234	2,164,021

	2.
The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved. The proposal received 64,313,559 votes for; 155,217 votes against; and 133,231 abstentions.

	3.	The advisory vote to approve named executive officer compensation was approved. The proposal received 59,337,433 votes for; 2,919,166 votes against; 181,387 abstentions; and 2,164,021 broker non-votes.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated May 7, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Michael L. Preston
Name:	Michael L. Preston
Title:	Executive Vice President, Chief Strategy Officer and General Counsel

DATED: May 7, 2024